UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 22, 2005

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04     Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On June 27, 2005, Hudson United Bancorp (“Hudson”) filed a Form 8-K disclosing that, in connection with a change in record-keepers, a blackout period with respect to the Hudson United Bancorp and Subsidiaries Savings and Investment Plan was in effect beginning July 22, 2005 and ending on August 29, 2005.

Because the transition between record-keepers was completed ahead of schedule the blackout period has terminated effective as of August 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2005		HUDSON UNITED BANCORP

	By:	/s/ James W. Nall

James W. Nall Executive Vice President and Chief Financial Officer